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                                                                   EXHIBIT 10.30

         FORM OF CONSENT TO ASSIGNMENT OF STOCK SUBSCRIPTION AGREEMENT

         This CONSENT TO ASSIGNMENT AGREEMENT (the "Agreement"), dated as of May ___, 2003, between, CDRJ Investments (Lux) SA, a Luxembourg societe anonyme ("Assignor"), CDRJ North Atlantic (Lux) S.ar.l., a Luxembourg societe a responsabilite limitee or any successor thereof ("Assignee"), and the Purchaser whose name appears on the signature page hereof ("Purchaser").

         WHEREAS, Assignor is party to one or more Management Stock Subscription Agreements (the "Management Stock Subscription Agreement"), Director Stock Subscription Agreements (the "Director Stock Subscription Agreement") and/or Individual Investor Stock Subscription Agreements (the "Individual Investor Stock Subscription Agreement" and, together with the Management Stock Subscription Agreements and the Director Stock Subscription Agreements, the "Stock Subscription Agreements"), each dated as of the date or dates set forth on the signature page hereof, with the Purchaser pursuant to which Purchaser purchased shares of capital stock of Assignor pursuant to the Jafra Cosmetics International, Inc. Stock Incentive Plan (the "Plan") or otherwise;

         WHEREAS, Assignor intends to liquidate and, as a result of such liquidation, will distribute (the "Distribution") to its shareholders, including Purchaser, cash and shares of capital stock of Assignee for each share of Assignor owned by such shareholders;

         WHEREAS, prior to the Distribution, Assignee will enter into a Registration and Participation Agreement to be dated as of the date of the Distribution (the "New R&P Agreement") among Assignee and Clayton, Dubilier & Rice Fund V Limited Partnership and the other parties thereto;

         WHEREAS, prior to such Distribution, Assignee will convert its corporate form into a societe anonyme with a capital structure similar to the Assignor in order to facilitate the Distribution;

         WHEREAS, in connection with the liquidation (effective as of the Distribution), Assignor desires to assign, and Assignee desires to accept, all of the Assignor's rights, title, interest and obligations under the Stock Subscription Agreements (the "Assignment"); and

         WHEREAS, the Purchaser consents to the assignment of the Stock Subscription Agreements by Assignor to Assignee.

         NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, each of the parties hereto hereby covenants and agrees as follows:

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         1.       Purchaser hereby consents to the Assignment.

         2. Effective on the date hereof, Purchaser for himself or herself and on behalf of his or her heirs, executors, administrators, successors and assigns hereby releases and discharges Assignor from and against all claims, obligations, liabilities and commitments whatsoever, known or unknown, with respect to, arising from or in connection with the Stock Subscription Agreements.

         3. Effective upon the Distribution, the Stock Subscription Agreements shall be amended such that (i) all references to "CDRJ Investments
(Lux) S.A." shall be changed to "CDRJ North Atlantic (Lux) S.ar.l," (or any successor name thereof) and (ii) all references to the shares of common stock Assignor shall refer to shares of Assignee to be received in the Distribution and (iii) all references to the "Registration and Participation Agreement" or to the "Registration Agreement" shall refer to the New R&P Agreement.

         4. Upon the consummation of the Distribution, all shares of Assignee to be received by the Purchaser in the Distribution will be subject to all of the terms of the Stock Subscription Agreements and the New R&P Agreement as provided therein.

         5. In accordance with applicable law, Assignor hereby assigns and transfers, on the date hereof, and at such time Assignee hereby accepts from Assignor, all of the right, title and interest, known and unknown, of Assignor in and to the Stock Subscription Agreements. Assignee hereby assumes and agrees to pay, honor and discharge, when due and otherwise in accordance with the terms and conditions of the Stock Subscription Agreements, as of the date hereof all liabilities of Assignor existing as of the date hereof, whether known or unknown, contingent or matured or otherwise unsatisfied as of the date hereof.

         6. Except as specifically amended above, the Stock Subscription Agreements shall remain in full force and effect, as amended by this Agreement.

         7. This Agreement shall be of no force and effect and shall automatically expire if the Distribution and Assignment are not consummated.

         8. This Agreement shall be governed by and construed in accordance with the law of the State of New York regardless of the law that might be applied under principles of conflict of laws, except to the extent the law of Luxembourg mandatorily applies.

         9. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original and together which shall constitute one and the same instrument.

                            -Signature page follows-

                                       2

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                        CDRJ INVESTMENTS (Lux) SA.

                                        By:_____________________________
                                           Name:
                                           Title:

                                        CDRJ NORTH ATLANTIC (Lux) S.ar.l

                                        By:_____________________________
                                           Name:
                                           Title:

                                        PURCHASER

                                        <<Name>>

                                        ________________________________________
                                        Name:
                                        Title: Attorney-in-Fact
                                        Date(s) of Stock Subscription Agreement:
                                        <<Subscription_Agreement_Date>>